UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2006

NEW WORLD ENTERTAINMENT CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-126748	98-0448154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7251 West Lake Mead Boulevard, Suite 300, Las Vegas, Nevada	89128
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code) (888) 628-1949

Morningstar Industrial Holdings Inc. Suite 1400, 1055 West Hastings Street
Vancouver, British Columbia, Canada V6E 2E9 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(i)	As of August 31, 2006, the Company elected to engage Moore & Associated, Chartered, the new accountant, in place of Telford Sadovnick P.L.L.C., the former accountant.

(ii)
The company was first known as Katie Gold Corp. On March 21, 2006 the Company changed its name to Morningstar Industrial Holdings Corp. by certificate of Amendment. On April 26, 2006 by Articles of Merger, the Company merged with a private Nevada company named New World Entertainment Corp. and assumed that name. Telford Sadovnick P.L.L.C. issued a Report of Independent Public Accounting Firm on the financial statements of Katie Gold Corp. for the period January 26, 2005 (inception) to December 31, 2005. During the period that Telford Sadovnick P.L.L.C produced its report on the financial statements there did not contain any adverse opinion or a disclaimer of opinion, and there was nothing qualified or modified as to the uncertainty, audit scope, or accounting principles. In the auditor’s report Telford Sadovnick P.L.L.C. expressed doubt about our ability to continue as a going concern.

(iii)	The decision to change accountants was approved by the board of directors.

(iv)
During the period of engagement between the company and Telford Sadovnick P.L.L.C. there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Telford Sadovnick P.L.L.C., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(2)  Moore & Associates, Chartered, the new independent accountant, has been engaged as the principal accountant to audit the registrant’s financial statements. The date of such engagement is August 31, 2006. We (or someone on our behalf) have not consulted with Moore & Associates, Chartered regarding

(i)

the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)
any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v)).

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

        Not applicable.

(b)	Pro Forma Financials statements.

        Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Letter dated September 5, 2006 from Telford Sadovnick P.L.L.C.. to the Securities and Exchange Commission regarding New World Entertainment Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW WORLD ENTERTAINMENT CORP.

Date: September 7, 2006	By:	/s/ Michelle Dobson
Michelle Dobson Director